Exhibit No 99.27


                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE: MENLO ACQUISITION CORP.                      CASE NO.      96-41107-N
       FDBA FOCUS SURGERY, INC.                                  --------------
                                                    CHAPTER 11
                                                    MONTHLY OPERATING REPORT
                                                    (GENERAL BUSINESS CASE)

-----------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED      February, 1999
            -------------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                           END OF        END OF          AS OF
                                                                                          CURRENT         PRIOR         PETITION
2.     ASSET/LIABILITY SUMMARY                                                             MONTH          MONTH          FILING
                                                                                           -----          -----          ------

         Current Assets (Market Value)                                                       $3,114        $70,754       $502,204
                                                                                       -------------  -------------  -------------
         Total Assets (Market Value)                                                         $3,114        $70,754     $2,152,204
                                                                                       -------------  -------------  -------------
         Current Liabilities                                                                $16,200        $82,500
                                                                                       -------------  -------------  -------------
         Total Liabilities                                                                  $16,200        $82,500       $831,829
                                                                                       -------------  -------------  -------------

                                                                                                                        PETITION
                                                                                          CURRENT         PRIOR         DATE TO
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                                MONTH          MONTH        MONTH END
                                                                                           -----          -----        ---------

         a.  Total Receipts                                                                     $17            $15     $1,536,964
                                                                                       -------------  -------------  -------------
         b.  Total Disbursements                                                            $67,659             $0     $1,553,426
                                                                                       -------------  -------------  -------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                    ($67,642)           $15         -16462
                                                                                       -------------  -------------  -------------
         d.  Cash Balance Beginning of Month                                                $70,756        $70,739   -------------
                                                                                       -------------  -------------
         e.  Cash Balance End of Month (c + d)                                               $3,114        $70,754
                                                                                       -------------  -------------
                                                                                       -------------  -------------

4.     POST-PETITION LIABILITIES & RECEIVABLES                                          RECEIVABLES                   LIABILITIES
                                                                                        -----------                   -----------

         Balance at End of Previous Month                                                                                 $82,500
                                                                                       -------------                 -------------
         Balance at End of Current Month                                                         $0                       $16,200
                                                                                       -------------                 -------------

5.     PAST DUE POST-PETITION LIABILITIES
         Balance at End of Previous Month (over 30 days)
                                                                                       -------------
         Balance at End of Current Month (over 30 days)                                          $0
                                                                                       -------------

                                                                                                         YES                 NO
                                                                                                         ---                 --
6.     Are all federal, state, and local taxes current? (if no, attach schedule of
       unpaid items)                                                                                  X
                                                                                                      -------------  -------------
7.     Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of
       payee)                                                                                         X
                                                                                                      -------------  -------------
8.     Have any payments been made to officers, insiders, shareholders, relatives?
       (if yes, attach listing including date of payment, amount and reason for
       payment, and name of payee)                                                                                   X
                                                                                                      -------------  -------------
9.     Have any payments been made to professionals? (if yes, attach listing
       including date of payment, amount of payment and name of payee)                                X
                                                                                                      -------------  -------------
10.    If you answered yes to line 7,8, or 9, were all such payments approved by the
       court?                                                                                         X
                                                                                                      -------------  -------------
11.    Is the estate insured for replacement cost of assets and for general liability?                N/A
                                                                                                      -------------  -------------
12.    Are U.S. Trustee quarterly fees current?                                                       X
                                                                                                      -------------  -------------

       I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


Date:  March 10, 1999                              Richard J. Redett
       ---------------              -------------------------------------------
                                                Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED February, 1999
                                          -----------------

                                      ($        )
                                        --------

         ASSETS

                                                                                          FROM SCHEDULES          MARKET VALUE
         CURRENT ASSETS                                                                   --------------          ------------
 1            Cash and cash equivalents - unrestricted                                                                   $3,114
                                                                                                               -----------------
 2            Cash and cash equivalents - restricted
                                                                                                               -----------------
 3            Accounts receivable (net)                                                         A                            $0
                                                                                                               -----------------
 4            Inventory                                                                         B                            $0
                                                                                                               -----------------
 5            Prepaid expenses
                                                                                                               -----------------
 6            Other:
                      ----------------------------------------------------                                     -----------------
 7
              ------------------------------------------------------------                                     -----------------

 8                TOTAL CURRENT ASSETS                                                                                   $3,114
                                                                                                               -----------------


         PROPERTY AND EQUIPMENT (MARKET VALUE)

 9            Real property                                                                     C                            $0
                                                                                                               -----------------
10            Machinery and equipment                                                           D                            $0
                                                                                                               -----------------
11            Furniture and fixtures                                                            D                            $0
                                                                                                               -----------------
12            Office equipment                                                                  D                            $0
                                                                                                               -----------------
13            Leasehold improvements                                                            D                            $0
                                                                                                               -----------------
14            Vehicles                                                                          D                            $0
                                                                                                               -----------------
15            Other:                                                                            D
                      ----------------------------------------------------                                     -----------------
16                                                                                              D
              ------------------------------------------------------------                                     -----------------
17                                                                                              D
              ------------------------------------------------------------                                     -----------------
18                                                                                              D
              ------------------------------------------------------------                                     -----------------
19                                                                                              D
              ------------------------------------------------------------                                     -----------------

20                TOTAL PROPERTY AND EQUIPMENT                                                                               $0
                                                                                                               -----------------

         OTHER ASSETS

21
              ------------------------------------------------------------                                     -----------------
22
              ------------------------------------------------------------                                     -----------------
23
              ------------------------------------------------------------                                     -----------------
24
              ------------------------------------------------------------                                     -----------------

25                TOTAL OTHER ASSETS                                                                                         $0
                                                                                                               -----------------

26                TOTAL ASSETS                                                                                           $3,114
                                                                                                               -----------------
                                                                                                               -----------------


      NOTE:
              Indicate the method used to estimate the market value of assets
              (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                                 -------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($        )
                                     --------



      LIABILITIES                                                                         FROM SCHEDULES
         POST-PETITION                                                                    --------------
              CURRENT LIABILITIES
27                Salaries and wages
                                                                                                               -----------------
28                Payroll taxes
                                                                                                               -----------------
29                Real and personal property taxes
                                                                                                               -----------------
30                Income taxes
                                                                                                               -----------------
31                Notes payable (short term)
                                                                                                               -----------------
32                Accounts payable (trade)                                                      A                            $0
                                                                                                               -----------------
33                Real property lease arrearage
                                                                                                               -----------------
34                Personal property lease arrearage
                                                                                                               -----------------
35                Accrued professional fees                                                                             $14,200
                                                                                                               -----------------
36                Current portion of long-term debt (due within 12 months)
                                                                                                               -----------------
37                Other:             Other general accruals                                                              $2,000
                                     ------------------------------------------------                          -----------------
38
                      ---------------------------------------------------------------                          -----------------
39
                      ---------------------------------------------------------------                          -----------------

40                TOTAL CURRENT LIABILITIES                                                                             $16,200
                                                                                                               -----------------

41            LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                               -----------------

42                TOTAL POST-PETITION LIABILITIES                                                                       $16,200
                                                                                                               -----------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43                Secured claims                                                                E                            $0
                                                                                                               -----------------
44                Priority unsecured claims                                                     E
                                                                                                               -----------------
45                General unsecured claims                                                      E
                                                                                                               -----------------

46                TOTAL PRE-PETITION LIABILITIES                                                                             $0
                                                                                                               -----------------

47                TOTAL LIABILITIES                                                                                     $16,200
                                                                                                               -----------------

      EQUITY (DEFICIT)

48
                      ---------------------------------------------------------------                          -----------------
49
                      ---------------------------------------------------------------                          -----------------
50
                      ---------------------------------------------------------------                          -----------------
51
                      ---------------------------------------------------------------                          -----------------
52            Market value adjustment
                                                                                                               -----------------
53                TOTAL EQUITY (DEFICIT)                                                                               ($13,086)
                                                                                                               -----------------


54                TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                 $3,114
                                                                                                               -----------------
                                                                                                               -----------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                   ($        )
                                     --------

                                                                            SCHEDULE A
                                                                 ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                                    ACCOUNTS    ACCOUNTS PAYABLE     PAST DUE
Receivables and Payables Ageings                                                   RECEIVABLE    [POST PETITION] POST PETITION DEBT

   0 -30 Days
                                                                                   -----------   --------------  ---
                                                                                                                    |
   31-60 Days                                                                                                       |
                                                                                   -----------   --------------     |
   61-90 Days                                                                                                       |         $0
                                                                                   -----------   --------------     -------------
   91+ Days                                                                                                         |
                                                                                   -----------   --------------  ---
   Total accounts receivable/payable                                                       $0               $0
                                                                                   -----------   --------------
   Allowance for doubtful accounts                                                               --------------
                                                                                   -----------
   Accounts receivable (net)                                                               $0
                                                                                   -----------
                                                                                   -----------



                                                                   SCHEDULE B
                                                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                                     COST OF GOODS SOLD
----------------------------------                                     ------------------

                                                 INVENTORY(IES)        Inventory Beginning of Month
                                                   BALANCE AT                                                        -----------
                                                  END OF MONTH         Add -
Retail/Restaurants -                                                           Net purchases
                                                                                                                     -----------
   Product for resale                                                          Direct labor
                                              ----------------------                                                 -----------
                                                                               Manufacturing overhead
                                                                                                                     -----------
Distribution -                                                                 Freight in
                                                                                                                     -----------
   Product for resale                                                          Other:
                                              ----------------------

                                                                               ------------------                    -----------
Manufacturer -
                                                                               ------------------                    -----------
   Raw materials
                                              ----------------------
   Work-in-progress                                                    Less -
                                              ----------------------
   Finished goods                                                              Inventory End of Month
                                              ----------------------                                                 -----------
                                                                               Shrinkage
                                                                                                                     -----------
Other -                                                                        Personal Use
                                              ----------------------                                                 -----------
   Explain
            -------------------------------
                                                                       Cost of Goods Sold                                    $0
   ----------------------------------------                                                                          -----------
                                                                                                                     -----------

        TOTAL                                                    $0
                                              ----------------------
                                              ----------------------


METHOD OF INVENTORY CONTROL                                            INVENTORY VALUATION METHODS
Do you have a functioning perpetual inventory system?                  Indicate by a checkmark method of inventory valuation used.
                       Yes              No
                           ----            ---
How often do you take a complete physical inventory?                   Valuation methods -
                                                                               FIFO cost
                                                                                                       --------------------
   Weekly                                                                      LIFO cost
                           ----                                                                        --------------------
   Monthly                                                                     Lower of cost or
                           ----
   Quarterly                                                                       market
                           ----                                                                        --------------------
   Semi-annually                                                               Retail method
                           ----                                                                        --------------------
   Annually
                           ----
                                                                               Other -
                                                                                                       --------------------
Date of last physical inventory was                        12/31/94                Explain
                                              ----------------------

                                                                                   -----------------------------------------------
Date of next physical inventory is                              N/A
                                              ----------------------               -----------------------------------------------


                                                                   SCHEDULE C
                                                                 REAL PROPERTY

   DESCRIPTION                                                                                 COST                MARKET VALUE
   -----------                                                                                 ----                -------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------
        TOTAL                                                                                            $0                   $0
                                                                                        --------------------     ----------------
                                                                                        --------------------     ----------------

                                                                   SCHEDULE D
                                                            OTHER DEPRECIABLE ASSETS

   DESCRIPTION                                                                                 COST                MARKET VALUE
   -----------                                                                                 ----                -------------

   MACHINERY & EQUIPMENT -

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------
        TOTAL                                                                                            $0                   $0
                                                                                        --------------------     ----------------
                                                                                        --------------------     ----------------

   FURNITURE & FIXTURES -

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------
        TOTAL                                                                                            $0                   $0
                                                                                        --------------------     ----------------
                                                                                        --------------------     ----------------

   OFFICE EQUIPMENT -

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------
        TOTAL                                                                                            $0                   $0
                                                                                        --------------------     ----------------
                                                                                        --------------------     ----------------

   LEASEHOLD IMPROVEMENTS -

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------
        TOTAL                                                                                            $0                   $0
                                                                                        --------------------     ----------------
                                                                                        --------------------     ----------------

   VEHICLES -

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------

   ----------------------------------------------------------------------------         --------------------     ----------------
        TOTAL                                                                                            $0                   $0
                                                                                        --------------------     ----------------
                                                                                        --------------------     ----------------


                                                                   SCHEDULE E
                                                            PRE-PETITION LIABILITIES
                                                                                              CLAIMED                ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                                   AMOUNT                AMOUNT (b)
-------------------------------------------                                                   ------               ----------

   Secured claims  (a)                                                                             $115,778
                                                                                        --------------------     ----------------
   Priority claims other than taxes
                                                                                        --------------------     ----------------
   Priority tax claims                                                                                                   $20,000
                                                                                        --------------------     ----------------
   General unsecured claims                                                                        $586,534             $267,218
                                                                                        --------------------     ----------------

   (a)      List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED    February, 1999
                                            ---------------------
                             $
                              ----------------



               CURRENT MONTH                                                                        CUMULATIVE        NEXT MONTH
---------------------------------------------------------------------                             (CASE TO DATE)       FORECAST
  ACTUAL       FORECAST      VARIANCE                                                             --------------     -------------
  ------       --------      --------

                                             REVENUES
                                    $0     1       Gross Sales
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0     2       less: Sales Returns & Allowances
-----------   ----------   ------------                                                           ---------------    -------------
        $0           $0             $0     3       Net Sales                                                  $0               $0
-----------   ----------   ------------                                                           ---------------    -------------
        $0                          $0     4       less: Cost of Goods Sold (Schedule 'B')
-----------   ----------   ------------                                                           ---------------    -------------
        $0           $0             $0     5       Gross Profit                                               $0               $0
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0     6       Interest
-----------   ----------   ------------                                                           ---------------    -------------
                                           7       Other Income:
                                    $0     8                                                             $25,565
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0     9
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------

        $0           $0             $0    10            TOTAL REVENUES                                   $25,565               $0
-----------   ----------   ------------                                                           ---------------    -------------


                                             EXPENSES
                                    $0    11       Compensation to Owner(s)/Officer(s)
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    12       Salaries/Commissions
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    13       Management Fees
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    14       Depreciation                                         $368,860
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    15       Taxes:
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    16            Employer Payroll Taxes
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    17            Real Property Taxes
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    18            Other Taxes
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    19       Other Selling
-----------   ----------   ------------                                                           ---------------    -------------
     ($673)                       $673    20       Other Administrative                                  $51,710
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    21       Interest
-----------   ----------   ------------                                                           ---------------    -------------
                                          22       Other Expenses:
                                    $0    23       Writedown Assets                                     $274,406
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    24       Reduction of Debt to Settlements                    ($455,184)
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    25       Interest Expense Creditors                            $32,066
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    26
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    27
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    28
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    29
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    30
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------

     ($673)          $0           $673    31            TOTAL EXPENSES                                  $271,858               $0
-----------   ----------   ------------                                                           ---------------    -------------

      $673           $0           $673    32 SUBTOTAL                                                  ($246,293)              $0
-----------   ----------   ------------                                                           ---------------    -------------

                                             REORGANIZATION ITEMS
                                    $0    33       Professional Fees                                    $326,086
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    34       Provisions for Rejected Executory Contracts
-----------   ----------   ------------                                                           ---------------    -------------
                                                   Interest Earned on Accumulated Cash
       $17                        ($17)   35            Resulting from Chp 11 Case                       $31,484
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    36       Gain or (Loss) from Sale of Equipment               ($450,000)
-----------   ----------   ------------                                                           ---------------    -------------
    $2,783                     ($2,783)   37       Miscellaneous                                         $65,230
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------
                                    $0    38       Settlements                                          $682,500
-----------   ----------   ------------            -------------------------------------------    ---------------    -------------

    $2,766           $0        ($2,766)   39            TOTAL REORGANIZATION ITEMS                    $1,492,332               $0
-----------   ----------   ------------                                                           ---------------    -------------

   ($2,093)          $0        ($2,093)   40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES          ($1,738,625)              $0
-----------   ----------   ------------                                                           ---------------    -------------
                                    $0    41       Federal & State Income Taxes
-----------   ----------   ------------                                                           ---------------    -------------

   ($2,093)          $0        ($2,093)   42 NET PROFIT (LOSS)                                       ($1,738,625)              $0
-----------   ----------   ------------                                                           ---------------    -------------
-----------   ----------   ------------                                                           ---------------    -------------


EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                       FOR THE MONTH ENDED    February, 1999
                                          ---------------------






CASH BALANCE BEGINNING OF MONTH                                                                                       $70,756
                                                                                                        ----------------------

CASH RECEIPTS  (1)                                                                                                        $17
                                                                                                        ----------------------

CASH DISBURSEMENTS  (1)                                                                                               $67,659
                                                                                                        ----------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                   ($67,642)
                                                                                                        ----------------------

CASH BALANCE END OF MONTH                                                                                              $3,114
                                                                                                        ----------------------
                                                                                                        ----------------------






RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                           ACCOUNT 1                ACCOUNT 2                 ACCOUNT 3
                                                           ---------                ---------                 ---------

BANK                                                  Silcon Valley Bank       Bank of America
                                                      ---------------------    ---------------------    ----------------------
ACCOUNT TYPE                                          Checking                 Trust Account M&M
                                                      ---------------------    ---------------------    ----------------------
ACCOUNT NO.                                                     3300023699
                                                      ---------------------    ---------------------    ----------------------
ACCOUNT PURPOSE                                       General                  General
                                                      ---------------------    ---------------------    ----------------------

BALANCE, END OF MONTH                                               $2,481                     $633
                                                      ---------------------    ---------------------    ----------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                $3,114
                                                      ---------------------
                                                      ---------------------







(1) Excluding bank transfers between your accounts.